UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


          ____________________________________________________________



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       ___________________________________________________________________


        Date of Report (Date of earliest event reported): April 28, 2005

                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-32523                  98-0222710
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


               1200 MacArthur Boulevard                     07430
                  Mahwah, New Jersey                     (Zip Code)
       (Address of principal executive offices)



       Registrant's telephone number, including area code: (201) 760-6464


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         (d) On April 28, 2005, Steve M. Barnett was elected to our Board of Directors, effective immediately.

         During the last two years, there were no transactions to which we were or are to be a party, in which Mr. Barnett had or is to have a direct or indirect material interest.

         A copies of the press release announcing Mr. Barnett's election is included as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

Exhibit No.      Description

99.1 Press Release of DOBI Medical International, Inc., issued on May 3, 2005, announcing the election of Steve M. Barnett as a member of the Board of Directors

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DOBI MEDICAL INTERNATIONAL, INC.



Date: May 3, 2005                              By:/s/Phillip C. Thomas
                                                  -----------------------------
                                                  Phillip C. Thomas
                                                  Chief Executive Officer

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